GROWING OUR COMMUNITIES

with Service, Integrity, Teamwork and Performance



OAK VALLEY BANCORP

- This presentation includes forward-looking statements about the corporation for which the corporation claims the protection of safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

- Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the corporation's possible or assumed future financial condition, and its results of operations and business. Forward-looking statements are subject to risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, including increased energy costs in California, credit quality of borrowers, operational factors and competition in the geographic and business areas in which the company conducts its operations. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Company Overview

Company Name:	Oak Valley Bancorp, est. 2008 Headquartered in Oakdale, CA
Subsidiaries:	- Oak Valley Community Bank, **est. 1991** - Eastern Sierra Community Bank, Division of OVCB, est. 2000
Ownership:	Public; Listed on NASDAQ under the ticker “**OVLY**”
Assets:	$1.15 Billion
Employees:	192
Number of Locations:	17

Branch Footprint



Sacramento
80
Bridgeport
Escalon
Sonora
Stockton
Manteca
Oakdale
San Francisco
580
Ripon
Tracy
Modesto
395
Mammoth
Lakes
Patterson
Turlock
Bishop
99
5
Fresno

1. Oakdale
2. Sonora - East
3. Modesto – 12th & I
4. Bridgeport
5. Mammoth Lakes
6. Bishop
7. Modesto-Dale
8. Turlock
9. Stockton
10. Patterson
11. Ripon
12. Escalon
13. Modesto – McHenry
14. Manteca
15. Tracy
16. Sonora – Downtown
17. Sacramento

Assets
(in billions)


$1.15
1.2
1
0.8
0.6
0.4
0.2
0
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Modesto-McHenry, Manteca
Stockton
Tracy
Sonora, MLB
Sacramento
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19

Net Income Available to Common Shareholders

(in millions)



$12.5
14
12
10
8
6
4
2
-
(2)
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19



Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Modesto-McHenry, Manteca
Stockton
Tracy
Sonora, MLB
Sacramento
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19

Financial Highlights

(millions)	2019	2018	Chg$	Chg%
Earnings	$12.5	$11.5	$1.0	8.3%
Assets	$1,148	$1,094	$54	4.9%
Gross Loans	$751	$712	$39	5.5%
Deposits	$1,019	$986	$33	3.3%

- 2019 ROAA – 1.15%
- 2019 ROAE – 11.78%
- $65MM, or 12%, increase in Average DDA
- Stockholders' Equity - $113MM

COVID – 19 Impact

- Company's Business Continuity Plan Activated
  - All branches open / Regular hours
  - 81% of administrative staff worked remotely (17% branch)
  - 98% returned to the workplace, as of June 15, 2020
- Paycheck Protection Program ("PPP"), as of May 31, 2020
  - 1,355 PPP loans
  - $229 Million
- Loan Deferrals, as of May 31, 2020
  - 47 loans
  - $67 Million

Historic Stock Price Summary



25.00
20.00
15.00
10.00
5.00
-

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020*
OVLY ($/SH)	7.00	14.89	15.67	13.03	8.25	6.00	4.41	5.90	6.75	7.45	8.37	10.16	10.40	12.55	19.54	18.30	19.46	13.06
OVLY (BV/SH)	3.18	4.10	4.44	4.84	5.57	5.83	6.13	6.64	7.37	7.99	8.24	9.29	9.69	10.19	11.21	12.09	13.71	14.18
OVLY ($/BV)	2.20	3.63	3.53	2.69	1.48	1.03	0.72	0.89	0.92	0.93	1.02	1.09	1.07	1.23	1.74	1.51	1.42	0.92

*(as of May 31, 2020)

Keys to Success

- Focus on Service
  - Relationship based
  - Rapid response time
- Low-Cost Core Deposits
- Quality loans are key
- Emphasis on planning
- Investing in our team

GROWING OUR COMMUNITIES

with Service, Integrity, Teamwork and Performance


OAK VALLEY BANCORP